UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Aberdeen Global Income Fund, Inc.

Exact name of registrant as specified in charter:

800 Scudders Mill Road, Plainsboro, New Jersey 08536
Address of principal executive offices:

Megan Kennedy

Aberdeen Asset Management Inc.

1735 Market Street

37th Floor

Philadelphia, PA 19103

Name and address of agent for service:

Registrant’s telephone number, including area code: 866-839-5233

Date of fiscal year end: 10/31/08

Date of reporting period: 10/31/08

Item 1 – Reports to Stockholders.

08

Invests primarily in global fixed-income securities

Aberdeen Global Income Fund, Inc.

Annual Report

October 31, 2008

Letter to Shareholders (unaudited)

December 11, 2008

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the year ended October 31, 2008. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was –25.87% for the year ended October 31, 2008 and 6.05% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price decreased by 36.8% over the year, from $12.97 on October 31, 2007 to $8.20 on October 31, 2008. The Fund’s share price on October 31, 2008 represented a discount of 14.7% to the NAV per share of $9.61 on that date, compared with a discount of 8.6% to the NAV per share of $14.19 on October 31, 2007. At the date of this letter, the share price was $7.90, representing a discount of 20.0% to the NAV per share of $9.88.

Credit Quality: 76.1% of Securities Rated or Deemed Equivalent to A or Better

As of October 31, 2008, 76.1% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2008 totaled $1.02 per share (including a special distribution of 20 cents per share). Based on the share price of $8.20 on October 31, 2008, the distribution rate over the twelve months then ended was 12.4% (10.0% excluding the special distribution). Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 9, 2008, the Board of Directors authorized a monthly distribution of 7.0 cents per share, payable on January 16, 2009 to common shareholders of record as of December 31, 2008 and authorized a special distribution of 75.0 cents per common share payable on January 16, 2009 to common shareholders of record as of December 31, 2008.

The Board of Directors (“Board”) policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 7.0 cents per share be maintained for twelve months, beginning with the July 11, 2008 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2009.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2008, the Fund repurchased 283,400 shares through this program.

Revolving Credit Facility and Leverage

The Fund has entered into a $30 million loan facility with The Bank of Nova Scotia. Under the terms of the loan facility, the Fund agreed that it would not permit the NAV to be less than $90 million at any time. Following broad market declines in October 2008, the Board authorized the renegotiation with The Bank of Nova Scotia of this covenant in order to lower the minimum NAV allowable from $90 million to $75 million in return for the payment of a renegotiation fee of $15,000 and an increase in the interest rate payable under the facility from 75 basis points over the applicable rate (e.g. LIBOR) to 100 basis points over the applicable rate. The Fund’s Board of Directors continues to evaluate the use of leverage for the Fund. In December 2008, the Fund’s Board of Directors authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Amendments to Bylaws

In December 2008, the Fund’s Board of Directors adopted amendments to the Fund’s Amended and Restated Bylaws dated as of December 12, 2007 (“Bylaws”) pertaining to certain corporate governance matters. Many of these amendments reflect recent changes to the Maryland

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

general corporation law; other amendments were also approved to conform the Bylaws to those of the other closed-end funds managed by the Investment Manager. The amended Bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting; (b) establish procedures to fix a record date; (c) establish procedures to set the date, time and place of special shareholders’ meetings; (d) address revocation of requests for special shareholders’ meetings; and (e) allow for verification of the validity of a shareholder request for a special meeting.

•

Enhancements to the “advance notice” provisions of the Bylaws. These amendments require shareholders to notify the Secretary of the Fund of Director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advance notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates; and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the “advance notice” provisions of the Bylaws are eligible to serve as Directors, and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

•

Revisions to the vote required to elect Directors of the Fund; the vote required to elect a Director will be the affirmative vote of a majority of the shares of stock outstanding and entitled to vote in the election of such Director.

•

Clarification that the Board and shareholders may ratify prior actions or inactions by the Fund, and amendments providing that matters questioned in litigation may be ratified and that any such ratification bars any claim or execution of any judgment as to such questioned matter.

•	Other amendments relating to corporate governance and the conduct of shareholder meetings.
•	Amendments that vest in the Board the exclusive power to amend the Bylaws.
•	Amendments providing that directors and officers are entitled to indemnification and reimbursement to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 as amended.

Any shareholder may obtain a copy of the Fund’s Bylaws by calling Investor Relations toll-free at 1-866-839-5233 or by visiting the Web site of the Securities and Exchange Commission at http://www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2008, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfco.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Vincent Esposito

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2008 consisted entirely of net investment income.

In January 2009, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2008 calendar year.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent;

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2008, the Fund’s share price was $8.20, which represented a discount of 14.7% to the NAV per share of $9.61. As of December 11, 2008, the share price was $7.90, representing a discount of 20.0% to the NAV per share of $9.88.

Redemption of the Auction Market Preferred Stock

On March 7, 2008, the Fund announced that it would redeem all the issued and outstanding shares of the series of Auction Market Preferred Stock (the “AMPS”) pursuant to their terms and replace the AMPS with debt financing from a loan of an equivalent amount from The Bank of Nova Scotia. The Fund undertook this transaction in response to liquidity issues in the AMPS market. In early February 2008, for the first time in the history of the Fund’s AMPS program, the Fund did not receive sufficient hold orders and purchase requests for its AMPS. As a result, the amount sold by each selling AMPS holder was reduced pro rata or to zero. In addition, the dividend rate on the AMPS, which was normally set by means of a Dutch Auction procedure, automatically reset to the maximum rate permitted under the AMPS program.

On March 7, 2008, the Fund entered into the loan facility with The Bank of Nova Scotia in the amount of $30 million to fund the redemption of the AMPS. For the year ended, October 31, 2008, the average interest rate on the loan facility was 3.50% and the average balance of the loan facility was $30,000,000.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. Until March 13, 2008, the Fund had issued AMPS for its leverage. The AMPS were redeemed and the leverage for investment purposes now involves borrowing under a loan facility. The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. As described below, in the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. These covenants also include limits on the Fund’s ability to (i) issue preferred shares or forms of indebtedness, (ii) incur liens, (iii) change its investment objective or fundamental investment restrictions without the approval of the lender, (iv) amend the Fund’s organizational documents in a manner which could adversely affect the rights and remedies of the lender, or (v) create, incur, assume or permit to exist certain debt except for certain specified types of debt. In addition, the credit agreement does not permit the Fund’s asset coverage ratio (as defined in the agreement) to fall below 300% at any time.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. These other events include, but are not limited to:

•	Non-payment by the Fund of certain obligations to the lender and other parties;

•	Involuntary or voluntary liquidation, reorganization or other debt relief proceedings are commenced against or by the Fund;

•

Aberdeen Asset Management Limited ceases to be the Investment Adviser to the Fund; State Street Bank and Trust Company ceases to be the Fund’s custodian, or Aberdeen Asset Management Inc. ceases to be the Fund’s administrator;

•	Aberdeen Asset Management Asia Limited ceases to be owned or controlled by Aberdeen Asset Management PLC.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million. Following broad market declines in October 2008, the Board authorized the renegotiation with The Bank of Nova Scotia of this covenant in order to lower the minimum NAV allowable from $90 million to $75 million in return for the payment of a renegotiation fee and an adjustment in the interest rate payable under the facility.

The credit agreement permits, in certain circumstances, the Fund to cure non-compliance or seek waivers or approvals from the lenders. However, in the event that the loan facility were cancelled or were not available for renewal, the Fund may not be able to find other financing on acceptable terms, if at all. Should the Fund be unable to find other sources for financing, it would be forced to “de-leverage” by making significant sales of its portfolio investments. De-leveraging could involve the sales of some securities under unfavorable market conditions in order to repay the lenders. This could result in the portfolio’s securities being sold for less than their expected value. Furthermore, these sales may realize capital gains. Because capital gains must be distributed to the Fund’s stockholders, the Fund may need to sell additional portfolio securities under unfavorable market conditions in order to fund such distributions. Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board of Directors continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board of Directors authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund previously entered into interest rate swap agreements, based on an aggregate notional amount of $12.0 million, which represented 40% of the total borrowings and AMPS outstanding. These interest rate swaps agreements, with a nominal value of $12.0 million, were terminated on June 24, 2008. On June 24, 2008, the Fund entered into interest rate swap agreements with an aggregate notional amount of $19.4 million, which represented 65% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2008	Amount (in $ million)	Fixed Rate Payable (%)
32 months	7.0	4.140
24 months	5.4	3.980
8 months	7.0	3.370

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Economic Review

The main focus for fixed income markets has continued to be the health of the financial system and in particular events in credit markets. The credit crunch has tightened monetary conditions in most economies and as a result growth is expected to be weaker going forward.

Up until recently, the monetary response we had seen from central banks was divergent as they sought to balance growth and inflation. Interest rates were cut in the U.S., U.K. and Canada and increased in Europe, with the European Central Bank expressing concerns about inflation.

The financial crisis accelerated in September with a total of twelve major financial institutions either bailed out by their government, nationalized, declared bankrupt or forced into a merger. The U.S. brokerage sector was heavily impacted through the month with Lehman Brothers filing for Chapter 11 bankruptcy protection after the U.S. Federal Reserve refused to provide a risk shield and acquisition discussions failed. Merrill Lynch agreed to a take-over by Bank of America. The two remaining brokers Morgan Stanley and Goldman Sachs both announced capital injections, however their share prices plummeted as investors were concerned about their reliance on wholesale funding. AIG, the world’s largest insurance company was downgraded by the ratings agencies, thus triggering cash collateral calls. Other banks affected were HBOS in the U.K.,

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

which was bought by Lloyds TSB, Wachovia in the U.S. and Dexia in Europe among others. The rapid demise of these financial institutions on both sides of the Atlantic shocked markets causing risk aversion and volatility to spike higher with liquidity being virtually eradicated.

Against this background it became clear global authorities needed to act and over the past two months, we have seen several significant measures in order to restore confidence in the financial system. The Emergency Economic Stabilization Act provides up to $700 billion for the U.S. Treasury to relieve stresses in the sector such as by purchasing troubled assets. Moreover, up to $250 billion would be used to purchase senior preferred shares in certain financial institutions to help recapitalize balance sheets.

October was an extremely volatile month for markets as risk aversion was at an all time high and concerns spread beyond the ongoing financial crisis to the prospects of an imminent global slowdown. Systemic risk in the banking sector spiraled out of control, equity markets plummeted, volatility reached historical highs and liquidity hoarding was rampant. Central bank focus moved away from the previous inflationary concerns to the economic downturn being experienced in most major economies. Government bonds performed well in the month especially at the short end as interest rates were cut.

In October, there were multiple coordinated interest rate cuts. The Fed, Bank of England, Bank of Canada, European Central Bank and Riksbank all cut by 0.5%. The Swiss National Bank cut by 0.25%, followed by cuts from Australia and New Zealand.

Although sidelined in the past few months, economic data has been extremely weak across the board, fuelling bearish sentiment with declining GDP growth, falling housing prices, rising unemployment, weak manufacturing data and poor consumer confidence being experienced in most markets. Although inflation remains high, it is expected to fall sharply as the economic issues take hold and the consumer is affected.

The unprecedented volatility in global financial markets weighed heavily on emerging market debt. The collapse of Lehman Brothers sparked concerns about counterparty risk which caused bid-offer spreads to widen to unforeseen levels, adding to liquidity woes. Ongoing deleveraging from investors, exacerbated by the illiquid conditions, prompted further spread widening in sub-investment grade debt markets.

High yielding currencies were the worst affected within the last quarter including the Australian and New Zealand dollar both falling sharply.

We remain negative on the U.S. and expect downside risks to continue to weaken the economy for a sustained period. We believe that persistent balance sheet consolidation amongst banks and, more crucially, within households will delay a recovery. The recent decline in gas prices is a positive factor causing the normalization of money markets. However, policy is likely to remain stimulative for some time to offset the structural de-leveraging and wealth destruction taking place. With rates expected to remain low, we are bullish towards government bonds. Sentiment remains fragile, downside risks to the economy and asset prices are still large; coupled with policy tools are rapidly being exhausted. Non-conventional stimulative measures to reduce rates further out the curve are a small possibility, but not at this time a significant one.

At current levels, spreads on emerging market debt appear very attractive on a fundamental basis, but valuations will be driven by the volatility in global markets over the short-term. As liquidity returns and bid-offer spreads narrow, we would expect less-liquid holdings in the portfolio to outperform. A further round of de-leveraging would be a negative for risk assets, although recent indications suggest the worst of the selling pressure has abated for now. As conditions normalize, we would expect to see renewed spread compression on emerging market debt as default risk remains low.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2008, 76.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2008, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2008	48.9	15.6	11.6	9.3	11.5	3.1
April 30, 2008	43.3	15.3	12.0	7.5	16.0	5.9
October 31, 2007	45.3	14.5	11.7	8.1	15.3	5.1

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2008, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2008	75.9	4.5	19.6
April 30, 2008	70.4	5.6	24.0
October 31, 2007	70.2	5.5	24.3

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2008, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2008	96.7	0.4	2.9
April 30, 2008	82.6	11.8	5.6
October 31, 2007	88.5	3.9	7.6

Maturity Composition

As of October 31, 2008, the average maturity of the Fund’s total investments was 7.1 years, compared with 7.9 years on October 31, 2007. The table below shows the maturity composition of the Fund’s investments as of October 31, 2008, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2008	27.9	18.5	37.3	16.3
April 30, 2008	23.9	21.2	37.4	17.5
October 31, 2007	26.7	20.7	31.7	20.9

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2008	April 30, 2008	October 31, 2007
Australia
90 day bank bills	5.81%	7.80%	7.01%
10 year bonds	5.17%	6.29%	6.15%
Australian Dollar	$0.66	$0.94	$0.93
Canada
90 day bank bills	1.90%	2.64%	3.95%
10 year bonds	3.76%	3.59%	4.31%
Canadian Dollar	$0.82	$0.99	$1.05
Malaysia
90 day T-bills	3.59%	3.34%	3.49%
10 year bonds	4.35%	3.75%	3.72%
Malaysian Ringgit*	~~R~~3.55	~~R~~3.16	~~R~~3.34
New Zealand
90 day bank bills	7.16%	8.85%	8.68%
10 year bonds	6.03%	6.54%	6.45%
New Zealand Dollar	$0.58	$0.78	$0.77
Philippines
90 day T-bills	6.84%	N/A	N/A
10 year bonds	9.48%	N/A	N/A
Philippines Peso*	~~P~~48.92	~~P~~42.27	~~P~~43.68
Singapore
90 day T-bills	0.87%	0.95%	2.27%
10 year bonds	2.95%	2.44%	5.56%
Singapore Dollar*	~~S~~$1.48	~~S~~$1.36	~~S~~$1.45
South Korea
90 day T-bills	5.01%	4.99%	6.15%
10 year bonds	5.50%	5.14%	5.56%
South Korean Won*	~~W~~1,290.95	~~W~~1,002.65	~~W~~900.70
Thailand
90 day deposits	2.38%	2.25%	2.25%
10 year bonds	3.77%	4.74%	4.81%
Thai Baht*	~~B~~35.08	~~B~~31.71	~~B~~33.99
United Kingdom
90 day bank bills	N/A	4.85%	5.65%
10 year bonds	4.52%	4.67%	4.93%
British Pound	£1.62	£1.98	£2.08
U.S.$ Bonds**
Malaysia	2.83%	3.45%	4.68%
Philippines	8.24%	6.16%	4.58%
South Korea	7.39%	4.79%	5.10%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS—117.9%
	ARGENTINA—0.7%
USD	2,660	Republic of Argentina, 7.00%, 4/17/17	$604,127
	AUSTRALIA—27.8%
AUD	500	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	296,310
AUD	500	Australia and New Zealand Banking Group, Ltd., 6.25%, 5/23/11 (a)(b)	319,220
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	234,417
AUD	1,000	Brisbane Airport Corporation, Ltd., 7.30%, 6/30/10	666,135
AUD	1,200	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	854,462
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	276,227
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	331,497
AUD	250	Commonwealth of Australia, 5.75%, 6/15/11	171,233
AUD	500	Deutsche Bank AG, 7.50%, 10/19/12	335,945
AUD	200	Eurofima, 6.00%, 1/28/14	134,514
AUD	500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	330,434
AUD	500	General Electric Capital Australia Funding Pty, 6.00%, 5/15/13	264,567
AUD	600	General Electric Capital Australia Funding Pty, 6.00%, 4/15/15	286,946
AUD	900	General Electric Capital Australia Funding Pty, 6.50%, 11/15/11	526,861
AUD	500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	265,154
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	296,506
AUD	2,000	HSBC Bank Australia, 7.91%, 5/20/11 (a)(b)	1,258,137
AUD	1,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	661,503
AUD	750	International Finance Corp., 7.50%, 2/28/13	535,222
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,189,523
AUD	500	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	241,339
AUD	500	Merrill Lynch & Co., Inc., 6.50%, 7/28/09	328,018
AUD	200	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	116,207
AUD	500	Monumental Global Funding, 6.50%, 11/08/11	322,221
AUD	500	National Capital Trust III, 8.7883%, 9/30/16 (a)(b)	273,351
AUD	3,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	2,064,393
AUD	1,250	Northern Territory Treasury, 6.75%, 7/14/09	838,250
AUD	200	Queensland Treasury Corporation, 6.00%, 6/14/11	135,248
AUD	950	Queensland Treasury Corporation, 6.00%, 8/14/13	643,598
AUD	600	Queensland Treasury Corporation, 6.00%, 10/14/15	405,534
AUD	1,250	Queensland Treasury Corporation, 6.00%, 6/14/21	838,501
AUD	500	RWH Finance Pty. Limited, 6.20%, 3/26/17 (a)	310,242
AUD	750	SPI Australia Finance Pty. Ltd., 6.25%, 11/14/08	498,314
AUD	600	SPI Electricity & Gas, 6.50%, 11/03/11	391,626
AUD	1,000	St. George Bank, Ltd., 10.00% 5/09/13 (a)(b)	708,092
AUD	1,000	Sydney Airport Finance, 6.25%, 11/21/11	645,732
AUD	500	Telstra Corporation, Ltd., 7.25%, 3/30/10	335,518
AUD	500	Travelers Insurance Company Institutional Funding, Ltd., 6.00%, 4/07/09	331,171
AUD	700	Wells Fargo & Co., 5.75%, 7/12/10	455,718
AUD	2,000	Western Australia Treasury Corporation, 7.00%, 4/15/15	1,423,467
AUD	1,550	Western Australia Treasury Corporation, 8.00%, 6/15/13	1,128,202
AUD	2,550	Western Australia Treasury Corporation, 8.00%, 7/15/17	1,942,379
AUD	700	Westpac Banking Corp., 8.25%, 4/18/11	486,386
			24,098,320

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	BRAZIL—4.0%
USD	400	Dasa Finance Corp., 8.75%, 5/29/13 (b)	$200,000
BRL	500	Electropaulo Metropolitian, 19.125%, 6/28/10	195,790
USD	820	Federal Republic of Brazil, 7.125%, 1/20/37	746,200
USD	410	Federal Republic of Brazil, 10.00%, 8/07/11	434,600
BRL	3,730	Federal Republic of Brazil, 10.00%, 1/01/17	1,108,758
USD	280	Independencia International, Ltd., 9.875%, 5/15/15	117,600
USD	260	Independencia International, Ltd., 9.875%, 1/31/17	104,000
USD	410	ISA Capital do Brasil SA, 8.80%, 1/30/17	295,200
USD	350	Odebrecht Finance Ltd., 7.50%, 10/18/12 (b)	248,500
			3,450,648
	CANADA—22.6%
CAD	2,500	Canadian Government, 5.50%, 6/01/10	2,184,249
CAD	2,000	Canadian Government, 8.00%, 6/01/23	2,330,656
CAD	2,000	Canadian Government, 9.00%, 6/01/25	2,561,752
CAD	1,700	Canadian Government, 9.50%, 6/01/10	1,572,200
CAD	3,000	Canadian Government, 10.25%, 3/15/14	3,376,537
CAD	500	Ontario Hydro, 8.50%, 5/26/25	539,696
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	1,956,061
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	1,945,876
CAD	1,000	Province of Newfoundland, 5.125%, 12/29/10	864,800
CAD	2,000	Quebec Hydro, 9.625%, 7/15/22	2,290,451
			19,622,278
	CHINA—0.4%
USD	450	Parkson Retail Group, Ltd., 7.125%, 5/30/10 (b)	315,000
	COLOMBIA—0.3%
USD	100	EEB international, Ltd., 8.75%, 10/31/11 (b)	81,500
USD	180	Republic of Colombia, 7.375%, 9/18/37	147,600
			229,100
	DOMINICAN REPUBLIC—1.2%
USD	1,820	Dominican Republic International Bond, 8.625%, 4/20/27	782,600
USD	459	Dominican Republic International Bond, 9.04%, 1/23/18	238,706
			1,021,306
	ECUADOR—0.2%
USD	200	Republic of Ecuador, 10.00%, 2/15/09 (a)(b)	58,000
USD	432	Republic of Ecuador, 12.00%, 11/15/08 (b)	142,718
			200,718
	EL SALVADOR—0.7%
USD	750	Republic of El Salvador, 7.65%, 6/15/35	397,500
USD	320	Republic of El Salvador, 8.25%, 4/10/32	208,000
			605,500
	GABON—0.7%
USD	940	Gabonese Republic, 8.20%, 12/12/17	611,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	GEORGIA—0.8%
USD	940	Republic of Georgia, 7.50%, 4/15/13	$658,000
	GHANA—0.4%
USD	580	Republic of Ghana, 8.50%, 10/04/17	377,000
	INDONESIA—2.7%
USD	230	Empire Cap Resources PTE, 9.375%, 12/15/09 (b)	139,054
USD	110	Indonesia Government International Bond, 7.75%, 1/17/38	65,859
IDR	2,500,000	Indonesia Government International Bond, 9.00%, 9/15/13	168,375
IDR	4,450,000	Indonesia Government International Bond, 11.00%, 12/15/12	335,627
IDR	400,000	Indonesia Government International Bond, 12.50%, 3/15/13	31,485
IDR	1,500,000	Indonesia Government International Bond, 13.175%, 7/15/12	122,943
IDR	1,150,000	Indonesia Government International Bond, 13.40%, 2/15/11	98,284
IDR	5,500,000	Indonesia Government International Bond, 13.45%, 8/15/11	464,809
USD	790	Majapahit Holding BV, 7.75%, 10/17/16	474,687
USD	210	MGTI Finance Co. Ltd., 8.375%, 9/15/10	202,076
USD	130	Republic of Indonesia, 6.875%, 3/09/17	84,967
USD	300	Republic of Indonesia, 8.50%, 10/12/35	191,188
			2,379,354
	KAZAKHSTAN—0.3%
USD	370	KazMunaiGaz Finance Sub. BV, 8.375%, 7/02/13	229,400
	MEXICO—2.6%
MXN	5,300	Desarrolladora Homex SAB de CV, 7.25%, 12/15/16	376,797
USD	171	Desarrolladora Homex SAB de CV, 7.50%, 9/28/10 (b)	102,600
MXN	3,880	Mexican Fixed Rate Bonds, 10.00%, 12/05/24	332,774
MXN	8,720	Mexican Fixed Rate Bonds, 10.00%, 11/20/36	767,441
USD	360	Mexico Government International Bond, 8.30%, 8/15/31	370,800
USD	470	Pemex Project Funding Master Trust, 6.625%, 6/15/38	305,500
			2,255,912
	NETHERLANDS—0.3%
USD	450	GTB Finance BV, 8.50%, 1/29/12	285,750
	NEW ZEALAND—24.7%
NZD	3,000	ANZ National Bank, Ltd., 7.60%, 3/02/12 (a)(b)	1,701,531
NZD	1,000	Auckland Healthcare Services, Ltd., 7.75%, 9/15/15	608,417
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	1,679,934
NZD	2,000	Deutsche Bank AG, 7.14%, 6/16/09 (a)(b)	1,147,062
NZD	2,000	European Investment Bank, 6.50%, 9/10/14	1,174,094
NZD	500	European Investment Bank, 7.25%, 2/08/10	294,922
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	524,200
NZD	1,000	General Electric Capital Corp., 6.625%, 2/04/10	538,955
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	523,087
NZD	2,000	Inter-American Development Bank, 6.00%, 12/15/17	1,135,858
NZD	1,000	International Finance Corp., 6.75%, 7/15/09	582,593
NZD	1,500	Morgan Stanley, 6.86%, 9/06/12	614,115
NZD	5,750	New Zealand Government, 6.00%, 12/15/17	3,336,917
NZD	500	New Zealand Government, 6.50%, 4/15/13	298,292
NZD	1,000	Powerco, Ltd., 6.39%, 3/29/13	524,196
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	575,593

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	NEW ZEALAND (continued)
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	$857,982
NZD	1,000	Province of Quebec, 6.75%, 11/09/15	560,739
NZD	3,000	Rabo Australia, Ltd., 6.25%, 11/22/11	1,738,981
NZD	1,500	SLM Corp., 6.50%, 6/15/10	665,089
NZD	1,000	Telstra Corporation, Ltd., 7.15%, 11/24/14	557,183
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	1,743,020
			21,382,760
	PANAMA—0.5%
USD	490	Republic of Panama, 8.875%, 9/30/27	456,582
	PERU—3.7%
USD	850	Republic of Peru, 6.55%, 3/14/37	627,215
USD	1,340	Republic of Peru, 9.875%, 2/06/15	1,400,300
PEN	3,630	Republic of Peru, 9.91%, 5/05/15	1,189,460
			3,216,975
	PHILIPPINES—1.3%
USD	100	Republic of Philippines, 8.00%, 1/15/16	93,000
USD	210	Republic of Philippines, 9.375%, 1/18/12 (b)	204,064
USD	520	Republic of Philippines, 9.50%, 2/02/30	548,600
USD	310	Republic of Philippines, 10.625%, 3/16/25	331,700
			1,177,364
	RUSSIA—2.6%
USD	1,040	Evraz Group SA, 8.25%, 11/10/15	384,800
USD	240	Evraz Group SA, 8.875%, 4/24/13	100,800
RUB	4,400	GPB Eurobond Finance PLC, 7.25%, 2/22/10	124,910
RUB	20,141	Red Arrow International Leasing, 8.375%, 6/30/12	345,963
USD	1,215	RHSB Capital SA, 7.75%, 5/29/18	761,076
USD	220	Russian Standard Finance SA, 7.50%, 10/07/10	66,453
USD	340	Transcapit, 8.70%, 8/07/18	202,677
USD	480	Vimpel-Communication, 8.375%, 4/30/13	275,040
			2,261,719
	SERBIA—0.6%
USD	770	Republic of Serbia, 3.75%, 11/01/08 (a)(b)	500,500
	TURKEY—2.1%
USD	730	Republic of Turkey, 7.25%, 3/15/15	618,164
TRY	1,370	Republic of Turkey, 16.00%, 3/07/12	728,690
TRY	1,040	Republic of Turkey, Zero Coupon, 4/14/10	492,978
			1,839,832
	UKRAINE—0.7%
USD	100	Alfa Bank Ukraine, 9.25%, 7/26/10	50,000
USD	400	Alfa Bank Ukraine, 9.75%, 12/22/09	258,000
USD	160	CJSC, The EXIM of Ukraine, 7.65%, 9/07/11	56,000
USD	610	Ukraine Government International Bond, 6.75%, 11/14/17	249,023
			613,023

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	UNITED KINGDOM—11.2%
GBP	1,000	Lloyds TSB Group PLC, 9.125%, 10/17/11	$1,698,138
GBP	260	Lloyds TSB Group PLC, 12.00%, 1/02/11	457,574
GBP	450	United Kingdom Treasury, 6.00%, 12/07/28	827,297
GBP	600	United Kingdom Treasury, 8.00%, 12/07/15	1,172,277
GBP	1,000	United Kingdom Treasury, 8.75%, 8/25/17	2,088,997
GBP	1,870	United Kingdom Treasury, 9.00%, 7/12/11	3,441,851
			9,686,134
	UNITED STATES—1.7%
USD	1,400	United States Treasury, 4.50%, 4/30/12	1,515,937
	URUGUAY—1.3%
UYU	24,200	Republica Orient Uruguay, 4.25%, 4/05/27	537,193
USD	730	Republica Orient Uruguay, 7.625%, 3/21/36	447,490
USD	240	Republica Orient Uruguay, 8.00%, 11/18/22	167,904
			1,152,587
	VENEZUELA—1.8%
USD	1,400	Petroleos de Venezula SA, 5.25%, 4/12/17	532,000
USD	760	Republic of Venezula, 5.75%, 2/26/16	349,600
USD	567	Republic of Venezula, 8.50%, 10/08/14	307,626
USD	280	Republic of Venezula, 9.00%, 5/07/23	134,960
USD	327	Republic of Venezula, 10.75%, 9/19/13	222,360
			1,546,546
		Total Long-Term Investments (cost $126,344,994)	102,293,372
	SHORT-TERM INVESTMENTS—9.7%
	EGYPT—1.8%
EGP	9,200	Egypt Treasury Bills, Zero Coupon, 5/05/09	1,538,525
	UNITED STATES—7.9%
CAD	409	State Street Bank and Trust Company Time Deposit, 1.25%, 11/05/08	339,335
NZD	4,637	State Street Bank and Trust Company Fixed Deposit, 4.75%, 11/05/08	2,700,593
USD	3,842	Repurchase Agreement, State Street Bank and Trust Company, 0.05% dated 10/31/08, due 11/03/08 in the amount of $3,842,016 (collateralized by $2,835,000 U.S. Treasury Bond, 8.75% due 8/15/20; value $3,919,388)	3,842,000
			6,881,928
		Total Short-Term Investments (cost $8,542,805)	8,420,453
		Total Investments—127.6% (cost $134,887,799)	110,713,825

		Liabilities in Excess of Other Assets—(27.6)%	(23,971,099)
		Net Assets Applicable to Common Shareholders—100.0%	$86,742,726

AUD—Australian dollar	GBP—British pound	PEN—Peruvian sol	UYU—Uruguayan peso
BRL—Brazilian real	IDR—Indonesian rupah	RUB—Russian ruble
CAD—Canadian dollar	MXN—Mexican peso	TRY—Turkish lira
EGP—Egyptian pound	NZD—New Zealand dollar	USD—United States dollar

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2008.
(b)	The maturity date presented for these instruments represents the next call/put date.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate paid by the Fund	Floating Rate received by the Fund	Unrealized Appreciation
Deutsche Bank	June 25, 2011	7,000	4.140%	3 month LIBOR	$(273,071)
Merrill Lynch	June 26, 2009	7,000	3.370	3 month LIBOR	(95,578)
UBS AG	October 31, 2010	5,400	3.980	3 month LIBOR	(120,782)
					$(489,431)

Futures Contracts

Description	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contract:
Australian Treasury Bond 6%—3 year	December 2008	72	$45,202
Australian Treasury Bond 6%—10 year	December 2008	57	(3,146)
			$42,056

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2008	Sale Value as of October 31, 2008	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
settlement date 11/10/08	BRL1,428,000	USD868,085	$656,176	$868,085	$(211,909)
settlement date 11/10/08	BRL717,000	USD435,602	329,467	435,602	(106,135)
settlement date 11/10/08	BRL230,000	USD109,576	105,687	109,576	(3,889)

Indonesian Rupiah/United States Dollar
settlement date 11/10/08	IDR877,812,000	USD86,998	80,325	86,998	(6,673)

Mexican Peso/United States Dollar
settlement date 1/23/09	MXN8,550,000	USD710,581	649,894	710,581	(60,687)
settlement date 1/23/09	MXN7,521,000	USD537,126	571,678	537,126	34,552

Russian Ruble/United States Dollar
settlement date 11/10/08	RUB2,032,000	USD77,262	74,117	77,262	(3,145)
settlement date 11/10/08	RUB1,572,000	USD56,344	57,339	56,344	995

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2008

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2008	Sale Value as of October 31, 2008	Unrealized Appreciation/ (Depreciation)

United States Dollar/Brazilian Real
settlement date 11/10/08	USD414,436	BRL689,000	$414,436	$316,600	$97,836
settlement date 11/10/08	USD460,149	BRL739,000	460,149	339,576	120,573
settlement date 11/10/08	USD1,505,402	BRL2,508,000	1,505,402	1,152,445	352,957

United States Dollar/Canadian Dollar
settlement date 1/23/09	USD5,540,351	CAD6,316,000	5,540,351	5,243,696	296,655

United States Dollar/Egyptian Pound
settlement date 11/10/08	USD738,066	EGP3,975,000	738,066	710,284	27,782

United States Dollar/British Pound
settlement date 1/23/09	USD2,451,400	GBP1,400,000	2,451,400	2,243,403	207,997
settlement date 1/23/09	USD7,068,455	GBP4,400,000	7,068,455	7,050,696	17,759

United States Dollar/Indonesian Rupiah
settlement date 11/10/08	USD449,111	IDR4,340,659,000	449,111	397,200	51,911
settlement date 11/10/08	USD399,762	IDR3,948,853,000	399,762	361,347	38,415
settlement date 11/10/08	USD173,650	IDR1,792,937,000	173,650	164,066	9,584

United States Dollar/Mexican Peso
settlement date 1/23/09	USD2,171,221	MXN26,125,000	2,171,221	1,985,786	185,435

United States Dollar/New Zealand Dollar
settlement date 1/23/09	USD3,335,926	NZD5,400,000	3,335,926	3,112,853	223,073

United States Dollar/Peruvian Sol
settlement date 11/10/08	USD479,441	PEN1,440,000	479,441	467,577	11,864
settlement date 11/10/08	USD297,360	PEN901,000	297,360	292,560	4,800

United States Dollar/Russian Ruble
settlement date 11/10/08	USD973,699	RUB24,342,000	973,699	887,872	85,827

United States Dollar/Turkish Lira
settlement date 1/23/09	USD1,081,005	TRY1,536,000	1,081,005	961,784	119,221
Net USD Total			$30,064,117	$28,569,319	$1,494,798

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments, at value (cost $134,887,799)	$110,713,825
Foreign currency, at value (cost $1,995,762)	1,904,018
Cash at broker	632,061
Interest receivable	2,374,297
Receivable for forward foreign currency exchange contracts closed	2,200,000
Unrealized appreciation on forward foreign currency exchange contracts	1,887,236
Variation margin receivable for futures contracts	42,056
Prepaid expenses	29,420
Total assets	119,782,913

Liabilities
Bank loan payable (Note 7)	30,000,000
Due to custodian	1,121,660
Dividends payable to common shareholders	631,562
Net unrealized depreciation on interest rate swaps	489,431
Unrealized depreciation on forward foreign currency exchange contracts	392,438
Interest payable on bank loan	89,770
Investment management fee payable	79,174
Due to broker-interest rate swap payment	37,693
Administration fee payable	18,271
Accrued expenses and other liabilities	180,188
Total liabilities	33,040,187

Net Assets Applicable to Common Shareholders	$86,742,726

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,022
Paid-in capital in excess of par	110,122,249
Undistributed net investment income	4,080,279
Accumulated net realized loss on investment transactions	(7,124,380)
Net unrealized depreciation on investments	(8,891,523)
Accumulated net realized foreign exchange gains	3,327,335
Net unrealized foreign exchange gains	(14,780,256)
Net Assets Applicable to Common Shareholders	$86,742,726
Net asset value per common share based on 9,022,308 shares issued and outstanding	$9.61

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Period Ended October 31, 2008

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $79,316)	$10,408,521

Expenses
Investment management fee	981,436
Legal fees and expenses	289,051
Directors’ fees and expenses	248,136
Administration fee	226,485
Independent auditors’ fees and expenses	113,494
Insurance expense	89,836
Reports to shareholders and proxy solicitation	87,975
Investor relations fees and expenses	76,496
Custodian’s fees and expenses	73,100
Bank loan fees and expenses	40,792
Transfer agent’s fees and expenses	28,824
Auction agent’s fees and expenses	24,015
Miscellaneous	30,976
Total operating expenses	2,310,616
Interest expense (Note 7)	679,546
Total expenses	2,990,162

Net investment income	7,418,359

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures, and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(2,293,820)
Interest rate swaps	15,738
Futures contracts	619,867
Foreign currency transactions	7,319,803
5,661,588

Net change in unrealized appreciation/(depreciation) on:
Investments	(33,410,844)
Interest rate swaps	(621,960)
Futures contracts	36,127
Foreign currency translation	(11,079,325)
(45,076,002)
Net loss on investments, swaps, futures, and foreign currencies	(39,414,414)
Net Decrease in Net Assets Resulting From Operations	(31,996,055)
Dividends to preferred shareholders from net investment income	(609,571)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(32,605,626)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$7,418,359	$7,496,116
Net realized gain/(loss) on investments, swaps and futures	(1,658,215)	265,994
Net realized gain on foreign currency transactions	7,319,803	3,009,262
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	(33,996,677)	21,496,532
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(11,079,325)	(16,557,219)
Net increase/(decrease) in net assets resulting from operations	(31,996,055)	15,710,685
Dividends to preferred shareholders from net investment income	(609,571)	(1,645,505)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	(32,605,626)	14,065,180

Distributions to common shareholders from:
Net investment income	(9,389,550)	(7,258,466)
Total decrease in net assets from distributions to shareholders	(9,389,550)	(7,258,466)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 283,400 and 0 shares of common stock, respectively	(3,297,657)	–
Total increase/(decrease) in net assets applicable to common shareholders	(45,292,833)	6,806,714

Net Assets Applicable to Common Shareholders
Beginning of year	132,035,559	125,228,845
End of year (including undistributed net investment income of $4,080,279 and distributions in excess of net investment income of ($189,101), respectively)	$86,742,726	$132,035,559

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2008

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of ($404,300)	$11,352,575
Operating expenses paid	(2,973,155)
Purchases of short-term portfolio investments, net	(4,319,206)
Purchases of long-term portfolio investments	(61,681,169)
Proceeds from sales of long-term portfolio investments	70,734,632
Proceeds on forward foreign currency exchange transactions, net	(342,622)
Realized gain on interest rate swap transactions	53,431
Other Assets	27,666
Net cash provided from operating activities	12,852,152
Cash flows used for financing activities
Redemption of AMPS	(30,000,000)
Bank Loan	30,000,000
Dividends paid to common shareholders	(9,362,859)
Dividends paid to preferred shareholders	(638,340)
Repurchase of common shares	(3,297,657)
Due to custodian	1,121,660
Net cash used for financing activities	(12,177,196)
Effect of exchange rate on cash	(248,337)
Net increase in cash	426,619
Cash at beginning of year	1,477,399
Cash at end of year	$1,904,018

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net decrease in net assets resulting from operations	$(31,996,055)
Increase in investments	7,273,155
Net realized losses on investments	2,293,820
Net realized gains on swap transactions	(15,738)
Net realized gains on futures transactions	(619,867)
Net realized foreign exchange gains	(7,319,803)
Net change in unrealized appreciation/depreciation
on investments, futures and swaps	33,996,677
Net change in unrealized foreign exchange gains/losses	11,079,325
Decrease in interest receivable	539,754
Decrease in receivable for investments sold	265,161
Decrease in payable for investments purchased	(2,346,328)
Increase in payable for interest on Bank Loan	89,770
Proceeds on forward foreign currency exchange transactions, net	(342,622)
Decrease in prepaid assets, accrued expenses and other liabilities	(45,097)
Total adjustments	44,848,207
Net cash provided from operating activities	$12,852,152

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$14.19	$13.46	$13.87	$13.72	$12.43

Net investment income	0.81	0.81	0.69	0.76	0.68
Net realized and unrealized gains/(losses) on investments, swaps futures and foreign currencies	(4.35)	0.88	0.14	0.21	1.38
Dividends to preferred shareholders from net investment income	(0.07)	(0.18)	(0.16)	(0.10)	(0.05)
Total from investment operations applicable to common shareholders	(3.61)	1.51	0.67	0.87	2.01
Distributions to common shareholders from:
Net investment income	(1.02)	(0.78)	(0.98)	(0.72)	(0.72)
Tax return of capital	–	–	(0.10)	–	–
Total distributions	(1.02)	(0.78)	(1.08)	(0.72)	(0.72)
Effect of Fund shares repurchased	0.05	–	–	–	–
Net asset value per common share, end of year	$9.61	$14.19	$13.46	$13.87	$13.72
Market value, end of year	$8.20	$12.97	$13.00	$13.05	$14.02

Total Investment Return Based On(2):
Market value	(30.80% )	5.90%	8.23%	(1.94% )	8.77%
Net asset value	(25.87% )	11.90%	5.43%	6.50%	16.64%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$86,743	$132,036	$125,229	$129,080	$127,404
Average net assets applicable to common shareholders (000 omitted)	120,990	126,436	125,426	131,739	121,359
Operating expenses(4)	2.47%	1.93%	2.02%	1.71%	1.96%
Operating expenses, excluding interest expenses	1.91%	1.93%	2.02%	1.71%	1.96%
Net investment income	5.63%	4.63%	3.97%	4.65%	4.86%
Portfolio turnover	42%	71%	30%	36%	22%
Senior securities (loan facility) outstanding (000 omitted)	$30,000	–	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–	$30,000	$30,000	$30,000	$30,000
Asset coverage ratio on revolving credit facility at year end	389%	–	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$ 3,891	–	–	–	–
Asset coverage ratio on preferred stock at year end	–	540%	517%	530%	525%
Asset coverage per share on preferred stock at year end	–	$135,030	$129,357	$132,566	$131,170

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 6.13%, 5.93%, 5.13%, 5.35%, and 5.22%, respectively.
(4)	Includes expenses of both preferred and common stock.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country.

In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for Federal tax purposes (see Taxes on page 24).

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. The Procedures were revised and approved by the Board of Directors on September 9, 2008. In accordance with the Procedures, investments are stated at current market value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price or, if unavailable, as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value or using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) includes realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swaps:

The Fund may engage in certain interest rate swap transactions to hedge the Fund’s leverage facility. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Notional amounts of swaps are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from the unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

their contracts. The Fund is subject to off balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures subjects the Fund to unlimited risk of loss.

Options:

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2008, there were no open option contracts.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal 2009 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 61”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In addition, in September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosure.

Reclassification of Capital Accounts:

For the year ended October 31, 2008, the Fund increased undistributed net investment income by $6,850,142, increased accumulated net realized loss on investment transactions by $761,812 and decreased accumulated net realized foreign exchange gains by $6,088,330. These reclassifications are a result of permanent differences primarily attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

No provision has been made for U.S. Federal income taxes because it is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 did not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency, but does not include cash at brokers in segregated accounts for financial futures because it is designated as collateral.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration Risk Disclosure:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, including AMPS, for investment purposes. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $385,116 to the Investment Adviser and $6,000 to the Consultant during the year ended October 31, 2008.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings, including AMPS, for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2008, the Fund incurred fees of $51,513 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008, aggregated $59,334,841 and $70,206,097, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31, 2008	October 31, 2007
Distributions paid from:
Ordinary income	$9,999,121	$8,903,971
Total tax character of distributions	$9,999,121	$8,903,971

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$7,037,410
Undistributed long-term capital gains – net	–
Total undistributed earnings	7,037,410
Capital loss carryforward	(6,985,474	)*
Unrealized appreciation/(depreciation) – net	(23,440,481	)**
Total accumulated earnings/(losses) – net	$(23,388,545)

*	On October 31, 2008, the Fund had a net capital loss carryforward of $6,985,474 of which $991,667 expires in 2010, $116,280 expires in 2011, $275,233 expires in 2014, $3,271,806 expires in 2015 and $2,330,488 expires in 2016. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, the accounting for swap agreements, and other timing differences.

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$126,561,834	$1,433,492	$17,281,501	$15,848,009

5. Common Stock

There are 300 million shares of $.001 par value common stock authorized. At October 31, 2008, there were 9,022,308 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2008, the Fund repurchased 283,400 shares through this program. The weighted average discount on shares repurchased by the Fund was 11.4% during the fiscal year ended October 31, 2008.

6. Preferred Stock

The 1,200 shares of Auction Market Preferred Stock (“AMPS”) previously outstanding consisted of one series, W-7. The AMPS

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

had a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared. The AMPS had rights set forth in the Fund’s Articles of Amendment and Restatement.

Dividends on the AMPS were cumulative at a rate typically reset every 28 days based on the results of an auction. Dividend rates ranged from 5.00% to 6.50% during the period ended March 13, 2008.

On March 13, 2008, the AMPS were redeemed. The AMPS were redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The AMPS were also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles are not satisfied.

7. Revolving Credit Facility

On March 13, 2008, the Fund entered into a $30 million revolving credit loan facility with The Bank of Nova Scotia. For the year ended October 31, 2008, the average interest rate on the loan facility was 3.50% and the average balance of the revolving credit loan facility was $30 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. As described below, in the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. These covenants also include limits on the Fund’s ability to (i) issue preferred shares or forms of indebtedness, (ii) incur liens, (iii) change its investment objective or fundamental investment restrictions without the approval of the lender, (iv) amend the Fund’s organizational documents in a manner which could adversely affect the rights and remedies of the lender, or (v) create, incur, assume or permit to exist certain debt except for certain specified types of debt. In addition, the credit agreement does not permit the Fund’s asset coverage ratio (as defined in the agreement) to fall below 300% at any time.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. These other events include, but are not limited to:

•	Non-payment by the Fund of certain obligations to the lender and other parties;

•	Involuntary or voluntary liquidation, reorganization or other debt relief proceedings are commenced against or by the Fund;

•

Aberdeen Asset Management Limited ceases to be the Investment Adviser to the Fund; State Street Bank and Trust Company ceases to be the Fund’s custodian, or Aberdeen Asset Management Inc. ceases to be the Fund’s administrator;

•	Aberdeen Asset Management Asia Limited ceases to be owned or controlled by Aberdeen Asset Management PLC.

The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million. Following broad market declines in October 2008, the Board authorized the renegotiation with The Bank of Nova Scotia of this covenant in order to lower the minimum NAV allowable from $90 million to $75 million in return for the payment of a renegotiation fee and an adjustment in the interest rate payable under the facility.

The credit agreement permits, in certain circumstances, the Fund to cure non-compliance or seek waivers or approvals from the lenders. However, in the event that the loan facility were cancelled or were

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

not available for renewal, the Fund may not be able to find other financing on acceptable terms, if at all. Should the Fund be unable to find other sources for financing, it would be forced to “de-leverage” by making significant sales of its portfolio investments. De-leveraging could involve the sales of some securities under unfavorable market conditions in order to repay the lenders. This could result in the portfolio’s securities being sold for less than their expected value. Furthermore, these sales may realize capital gains. Because capital gains must be distributed to the Fund’s stockholders, the Fund may need to sell additional portfolio securities under unfavorable market conditions in order to fund such distributions.

8. Subsequent Events

Subsequent to October 31, 2008, the Fund declared monthly distributions of 7 cents per common share payable on December 12, 2008 and January 16, 2009 to common shareholders of record on November 28, 2008 and December 31, 2008, respectively and declared a special distribution of 75 cents per common share payable on January 16, 2009 to common shareholders of record as of December 31, 2008.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the “Fund”) at October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2008

Aberdeen Global Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Fund during the fiscal year ended October 31, 2008:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 16, 2007-December 14, 2007	0.94%	100.00%
January 11, 2008	1.42%	100.00%
February 15, 2008-October 10, 2008	0.23%	79.55%

Preferred Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 2007-December 2007	2.01%	100.00%
January 2008-March 2008	0.23%	69.25%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Shareholders should consult their tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of the distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively, “Agreements”)

In September 2008, at an in-person meeting, the Board of Directors, including all of the Directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. Given the fact that (i) all management fees payable by the Fund are payable only to the Investment Manager, and the Investment Manager pays a portion of those fees to the Investment Adviser, an affiliated entity which is under common ownership by Aberdeen Asset Management PLC, and (ii) the Investment Manager and the Investment Adviser use a team approach to the making of investment decisions, the Board of Directors did not separately consider the renewal of the Management Agreement and the Investment Advisory Agreement, but rather viewed the Investment Manager and the Investment Adviser as providers of a unified service. However, the Board was provided, and did consider, information as to the services provided

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

by each of the Investment Manager and the Investment Adviser, the fees payable by the Fund to the Investment Manager and by the Investment Manager to the Investment Adviser. The Board’s materials also contained certain pro-forma estimates as to the profitability of the Investment Manager and the Investment Adviser in respect of their services to the Fund. The Board’s consideration of investment performance, expenses and economies of scale, as further discussed below, was focused at the Fund level without any separate attribution of those factors to the Investment Manager and the Investment Adviser given the impracticalities inherent in attempting any such attribution.

In approving (or in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors, concluded that:

•

The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of eleven other comparable closed-end funds compiled by Strategic Insight (“SI”) at the request of the Fund (the “Peer Group”), including Aberdeen Asia-Pacific Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager, First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by Aberdeen Asset Management Inc. (“AAMI”), and the annual fee paid to the Investment Manager by a non-U.S. fund listed on the Toronto Stock Exchange. The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2008) of 0.646% was the fourth lowest of the eleven funds in the Peer Group, whose fees ranged from 0.500% to 1.264%, and was comfortably below the Peer Group’s median and average rates of 0.803% and 0.812%, respectively. The Committee, the Independent Directors and the Board assumed that the SI compilation of funds represented a reasonably comparable group that provided a reasonably reliable general indication of relative fees. Additionally, the Committee, the Independent Directors and the Board noted that the Fund’s effective management fee rate was lower than the effective management fee rate of 1.011% paid by First Trust/Aberdeen Global Opportunity Income Fund, but was higher than the fee rates of 0.578% and 0.517% paid to the Investment Manager by the non-U.S. fund listed on the Toronto Stock Exchange and Aberdeen Asia-Pacific Income Fund, Inc. However, the Committee, the Independent Directors and the Board determined that the differences were reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Adviser’s investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, especially in the emerging markets, and the Aberdeen Group’s growth in Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition to the other elements noted, the Committee, the Independent Directors and the Board considered the Fund’s absolute and relative performance and its expense ratio to assess the quality of the advisory services provided. The Committee, the Independent Directors and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. Based on these materials, they determined that the advisory services provided were extensive in nature and of high quality.

•

The Committee, the Independent Directors and the Board received and reviewed information as to the Fund’s total return, as compared to the other funds within the Fund’s Morningstar category (“Morningstar Group”) (ranking 5th out of 12 for the year to date period ended April 30, 2008, 6th out of 11 for the one year period ended April 30, 2008, 7th out of 7 for the three year period ended April 30, 2008 and 4th out of 6 for the five year period ended April 30, 2008). The Fund’s total return for the year ended April 30, 2008 (excluding the effect of interest rate swaps and after deducting fees and expenses) was 5.93% compared with 6.28% for the non-U.S. fund listed on the Toronto Stock Exchange, 13.66% for the Australian Bond Fund, another Aberdeen Group managed fund, 7.00% for Aberdeen Asia-Pacific Income Fund, Inc., and 12.32% for First Trust/Aberdeen Global Opportunity Income Fund for the same period. The Committee, the Independent Directors and the Board noted that the differences in performance noted may have been due to the differences in the investment strategies of each of these other funds.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

•

The Committee, the Independent Directors and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net (both inclusive and exclusive of interest rate swap effects) basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee, the Independent Directors and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds included in the Morningstar Group, as well as with other Aberdeen Group managed funds, including Aberdeen Australian Bond Fund and two segregated accounts with global bond mandates. The Committee, the Independent Directors and the Board further reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The SI data indicated that for each of the calendar years ended 2003 through 2007 and the six months ended June 30, 2008, the Fund’s discount/premium ranking ranged from 3rd to 9th out of the 6-12 funds in the Morningstar Group. For the year to date period ended June 30, 2008, the Fund’s discount/premium ranking was 9th out of the 12 funds in the Morningstar Group. The Committee, the Independent Directors and the Board all noted that the Fund had underperformed its composite benchmark for the one, three and five year periods ended October 31, 2007, but that the Fund met its monthly distribution requirements, which likely would not have been achieved had the Fund been managed strictly to follow its benchmark. The Committee, the Independent Directors and the Board viewed the Advisers’ investment processes and services to be good and concluded that overall performance results supported renewal of the Agreements.

•

The Fund’s expense ratio based on average managed assets, which included the Fund’s assets attributable to the capital of its common stock plus borrowings for investment purposes, including preferred stock and leverage, for the six months ended April 30, 2008 was above the average and median expense ratio of all funds in the Peer Group and ranked 11th out of the 11 funds in the Peer Group. However, the Committee, the Independent Directors and the Board noted that the Fund was one of the smallest funds in the Peer Group and as a result, might not have had similar economies of scale as other funds in the Peer Group. The Committee, the Independent Directors and the Board concluded that the overall expense structure supported renewal of the Agreements.

•

Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided significant breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

The Committee, the Independent Directors and the Board determined that based on the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable. The Committee, the Independent Directors and the Board analyzed the profitability levels in light of their collective commercial experience and business judgment, and also considered that the level of profitability to the Advisers was within the range that courts in the past had found to be acceptable when considering the propriety of investment advisory fees paid by registered investment companies.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings at a minimum, which reports include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Plan. Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, 480 Washington Blvd., Jersey City, NJ 07310 or by calling 1-866-221-1606.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Advisor are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 53	Class III Director; Vice President	Term as Director expires 2010; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	29

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 58	Chairman of the Board; Class I Director	Term expires 2011; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 62	Class III Director	Term expires 2009; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) (2004-2006).	3

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Class II Director	Term expires 2009; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) (1996-2004).	3

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 63	Class II Director	Term expires 2009; Director since 1992	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 66	Class I Director	Term expires 2009; Director since 1992	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser. Mr. Gilbert serves as Vice President with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 41	Vice President	Since 2008	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group (2000-2007).

Gary Bartlett*** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 49	Vice President	Since 2008	US Chief Executive Officer (2006-Present) and Director (2005-Present) and Head of Fixed Income (2006-2007) for Aberdeen Asset Management Inc. Global Head of Fixed Income (2007-Present) Aberdeen Asset Management PLC. Previously, Portfolio Manager, Deutsche Asset Management (1992-December 2005).

Kevin Daly Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 48	Vice President	Since 2008	Currently, Portfolio Manager on Emerging Markets Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 52	President	Since 2008	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003-2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003-2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004-2005) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Matthew Keener** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 31	Assistant Treasurer	Since 2008	Currently, Assistant Treasurer Collective Funds/North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 34	Treasurer, Principal Accounting Officer	Since 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 42	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Anthony Michael**** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Squire Two Singapore 049480 Age: 45	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

John Murphy Aberdeen Asset Management PLC One Bow Churchyard London ECH M9HH United Kingdom Age: 45	Vice President	Since 2008	Currently, Portfolio Manager of Aberdeen Asset Management PLC since December 2005. Prior to that, Mr. Murphy was a Portfolio Manager at Deutsche Asset Management (1984-2005).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 30	Vice President	Since 2008	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 37	Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 47	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2008.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 11, 2008.
**	Mr. Esposito, Ms. Nichols, Mr. Sullivan, Mr. Baltrus, Ms. Kennedy, Ms. Sitar, Mr. Keener and Mr. McDevitt hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund. Mr. Esposito, Ms. Nichols, Mr. Baltrus, Ms. Kennedy, Ms. Sitar and Mr. McDevitt hold officer positions with the Aberdeen Funds, which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Bartlett holds the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc., and acts as an Interested Trustee of the Aberdeen Funds, both of which may be deemed to be a part of the same “Fund Complex” as the Fund.
****	Mr. Michael holds the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be a part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Vincent Esposito, President

William Baltrus, Vice President

Gary Bartlett, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Consultant

CIBC World Markets, Inc.

BCE Place, Canada Trust Tower

P.O. Box 500

Toronto, Ontario, M5J 2S8 Canada

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2008, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5233.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Neville Miles, John Sheehy and Peter Sacks as Audit Committee Financial Experts. Mr. Miles, Mr. Sheehy and Mr. Sacks are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2008	$105,800	Nil	$7,600	Nil
October 31, 2007	$102,000	$21,250	$7,250	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.
[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Registrant	$205,900	$14,500
Registrant’s Investment Manager	Nil	Nil

For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2008, the audit committee members were:

Neville J. Miles

John T. Sheehy

Peter D. Sacks

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in that table below is as of October 31, 2008.

Individual & Position	Services Rendered	Past business Experience
John Murphy (Commenced 2005) Portfolio Manager	Responsible for portfolio management.	Currently is a portfolio manager of the fixed income-EMEA team and member of the interest rates team. Joined Aberdeen with the acquisition of Deutsche Asset Management fixed income business in 2005.

Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed the Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was director/senior portfolio manager with Deutsche Australia Limited since 2002.

Gavin Goodhand MFinance (Commenced June 2006) Portfolio Manager	Responsible for Australian portfolio management, dealing and Australian economics and dollar-bloc currency research.	Currently a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition, he joined Deutsche Australia Limited in 2001 as a member of the capital markets team and acted as senior portfolio manager specializing in security selection and credit analysis.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently a portfolio manager in the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.

Kevin Daly BA English Lit (Commenced 2007) Portfolio Manager	Responsible for portfolio management.	Currently a member of the emerging markets team. Joined Aberdeen in April of 2007, following ten years working as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor’s in London and Singapore.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
John Murphy	2	$422.01	49	$10,618.51	337	$41,381.86
Anthony Michael	4	$2,626.14	58	$11,061.08	352	$44,299.00
Gavin Goodhand	2	$2,204.1	9	$442.56	15	$2,917.8
Kenneth Akintewe	2	$2,204.1	9	$442.56	15	$2,917.8
Kevin Daly	3	$297.4	9	$1,460.49	14	$1,983.9

Total assets are as of October 31, 2008 and have been translated to U.S. dollars at a rate of £1.00 = $1.6158.

There are 15 accounts (with assets under management totaling approximately $2,039.66 million) with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these 15 accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC or its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2008.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus. The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives. As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2008
John Murphy	$0
Anthony Michael	$0
Gavin Goodhand	$0
Kenneth Akintewe	$0
Kevin Daly	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2007 through, November 30, 2007	0	0	0	930,571
December 1, 2007 through December 31, 2007	7,500	11.79	7,500	929,821
January 1, 2008 through January 31, 2008	26,100	12.089	33,600	927,211
February 1, 2008 through February 29, 2008	20,800	12.215	54,400	925,131

March 1, 2008 through March 31, 2008	16,900	12.155	71,300	923,891
April 1, 2008 through April 30, 2008	26,100	12.154	97,400	920,831
May 1, 2008 through May 31, 2008	30,500	12.309	127,900	917,931
June 1, 2008 through June 30, 2008	17,900	12.192	145,800	915,991
July 1, 2008 through July 31, 2008	36,700	11.739	182,500	912,321
August 1, 2008 through August 31, 2008	47,600	11.385	230,100	907,561
September 1, 2008 through September 30, 2008	42,300	10.389	272,400	903,331
October 1, 2008 through October 31, 2008	11,000	9.516	283,400	902,231
Total	283,400	11.758	283,400	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2008, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of Aberdeen Global Income Fund, Inc.

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of Aberdeen Global Income Fund, Inc.

Date: December 30, 2008

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of Aberdeen Global Income Fund, Inc.

Date: December 30, 2008

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications